EXHIBIT (d)(2)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                   EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

                           Effective ___________, 2001

EFFECTIVE DATES:

PORTFOLIO                                               EFFECTIVE DATE
---------                                               --------------
Large Cap Value Fund                                    April 2, 1991
Mid Cap Value Fund                                      April 2, 1991
Fixed Income Fund                                       April 2, 1991
Intermediate Tax Free Fund                              April 2, 1991
Intermediate Term Income Fund                           September 15, 1992
Equity Index Fund                                       September 15, 1992
Limited Term Income Fund                                September 15, 1992
Balanced Fund                                           September 15, 1992
Minnesota Intermediate Tax Free Fund                    December 31, 1993
Colorado Intermediate Tax Free Fund                     December 31, 1993
Small Cap Growth Fund                                   December 31, 1993
Technology Fund                                         December 31, 1993
International Fund                                      December 31, 1993
Equity Income Fund                                      January 31, 1994
Large Cap Growth Fund                                   January 31, 1994
Real Estate Securities Fund                             June 12, 1995
Health Sciences Fund                                    January 31, 1996
Oregon Intermediate Tax Free Fund                       August 5, 1997
California Intermediate Tax Free Fund                   August 5, 1997
Small Cap Value Fund                                    November 21, 1997
Tax Free Fund                                           July 24, 1998
Minnesota Tax Free Fund                                 July 24, 1998
Mid Cap Growth Fund                                     July 24, 1998
Emerging Markets Fund                                   July 24, 1998
Strategic Income Fund                                   July 24, 1998
California Tax Free Fund                                February 1, 2000
Arizona Tax Free Fund                                   February 1, 2000
Colorado Tax Free Fund                                  February 1, 2000
Corporate Bond Fund                                     February 1, 2000
Nebraska Tax Free Fund                                  February 28, 2001
High Yield Bond Fund                                    February 28, 2001
Capital Growth Fund                                     [________________]
Relative Value Fund                                     [________________]
Large Cap Core Fund                                     [________________]
Growth & Income Fund                                    [________________]
Mid Cap Core Fund                                       [________________]
Micro Cap Fund                                          [________________]
Small Cap Core Fund                                     [________________]
Science & Technology Fund                               [________________]
Mid Cap Index Fund                                      [________________]
Small Cap Index Fund                                    [________________]
Bond IMMDEX Fund                                        [________________]
U.S. Government Securities Fund                         [________________]
Missouri Tax Free Fund                                  [________________]

ADVISORY FEES:

                                                                     ANNUAL ADVISORY FEE
                                                                     AS A PERCENTAGE OF
PORTFOLIO                           AVERAGE DAILY NET ASSETS      AVERAGE DAILY NET ASSETS
---------                           ------------------------      ------------------------
Large Cap Value Fund                      On All Assets                     .65%
Mid Cap Value Fund                        On All Assets                     .70%
Fixed Income Fund                         On All Assets                     .50%
Intermediate Tax Free Fund                On All Assets                     .50%
Intermediate Term Income Fund             On All Assets                     .50%
Equity Index Fund                         On All Assets                     .25%
Limited Term Income Fund                  On All Assets                     .50%
Balanced Fund                             On All Assets                     .65%
Minnesota Intermediate Tax Free Fund      On All Assets                     .50%
Colorado Intermediate Tax Free Fund       On All Assets                     .50%
Small Cap Growth Fund                     On All Assets                     .70%
Technology Fund                           On All Assets                     .70%
International Fund                        On All Assets                    1.10%
Equity Income Fund                        On All Assets                     .65%
Large Cap Growth Fund                     On All Assets                     .65%
Real Estate Securities Fund               On All Assets                     .70%
Health Sciences Fund                      On All Assets                     .70%
Oregon Intermediate Tax Free Fund         On All Assets                     .50%
California Intermediate Tax Free Fund     On All Assets                     .50%
Small Cap Value Fund                      On All Assets                     .70%
Tax Free Fund                             On All Assets                     .50%
Minnesota Tax Free Fund                   On All Assets                     .50%
Mid Cap Growth Fund                       On All Assets                     .70%
Emerging Markets Fund                     On All Assets                    1.15%
Strategic Income Fund                     On All Assets                     .70%
California Tax Free Fund                  On All Assets                     .50%
Arizona Tax Free Fund                     On All Assets                     .50%
Colorado Tax Free Fund                    On All Assets                     .50%
Corporate Bond Fund                       On All Assets                     .70%
Nebraska Tax Free Fund                    On All Assets                     .50%
High Yield Bond Fund                      On All Assets                     .70%
Capital Growth Fund                       On All Assets                     .65%
Relative Value Fund                       On All Assets                     .65%
Large Cap Core Fund                       On All Assets                     .65%
Growth & Income Fund                      On All Assets                     .65%
Mid Cap Core Fund                         On All Assets                     .70%
Micro Cap Fund                            On All Assets                    1.40%
Small Cap Core Fund                       On All Assets                     .70%
Science & Technology Fund                 On All Assets                     .70%
Mid Cap Index Fund                        On All Assets                     .25%
Small Cap Index Fund                      On All Assets                     .40%
Bond IMMDEX Fund                          On All Assets                     .30%
U.S. Government Securities Fund           On All Assets                     .50%
Missouri Tax Free Fund                    On All Assets                     .50%